SECURITIES AND EXCHANGE COMMISSION

                           Washington, D. C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                       Date of Report:  June 4, 1997



                         Seafield Capital Corporation
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            (Exact name of registrant as specified in its charter)

       Missouri                   0-16946                   43-1039532
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     (State of other     (Commission File Number)        (IRS Employer
     jurisdiction of                                    Identification
     incorporation)                                         Number)


     5000 W. 95th Street, Suite 260
     P. O. Box 7568
     Shawnee Mission, KS                                     66207
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     (Address of principal executive offices)              (Zip code)


                               (913)  652-1000
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            (Registrant's telephone number, including area code)

     2600 Grand Blvd., Suite 500  P.O. Box 410949 Kansas City, MO 64141
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            (Registrants former address, changed since last report)



Item 5.  Other Events

On June 4, 1997, the Registrant issued the following news release:

Seafield Capital Corporation (Seafield) announced today that its 67% owned subsidiary, Response Oncology, Inc., (Response) has filed with the Securities and Exchange Commission an amendment to a previously filed Registration Statement on Form S-2, converting such Registration Statement to a Form S-3 (Registration number 333-08289), covering 8,752,546 presently outstanding shares of its common stock to facilitate a sale or other distribution of such shares by Response shareholders. Because of market conditions subsequent to the original filing on Form S-2 in mid-1996, Response chose not to pursue a public offering and sought acquisition financing from Seafield. In association with such financing, Response agreed to register shares of Response common stock owned by Seafield. Of the shares being registered, 8,077,392 shares are held by Seafield which has been a shareholder of Response since 1990. The remaining shares are being registered on behalf of certain other Response shareholders pursuant to registration rights agreements.

When the registration statement becomes effective, Seafield intends to distribute to its shareholders, pro rata as a dividend, all shares of Response common stock owned by it on the basis of approximately 1.24 Response shares for each share of Seafield common stock owned. It is anticipated that the distribution will occur in the month of July, 1997. The distribution will be made only by means of a Prospectus mailed to Seafield shareholders.

These securities may not be sold nor may offers to buy be accepted prior to the time the Registration Statement becomes effective. The foregoing announcement shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Response is a comprehensive cancer management company which owns and/or operates a network of outpatient treatment centers, or IMPACT(trademark) Centers, which provide stem cell supported, high dose chemotherapy and other advanced cancer treatment services under the direction of practicing oncologists; owns the assets of and manages the business aspects of oncology practices; and conducts clinical cancer research on behalf of pharmaceutical manufacturers. Approximately 350 medical oncologists are affiliated with Response.

The common stock of Response is traded on the NASDAQ National Market under the symbol "ROIX".




                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized officer.


                                           Seafield Capital Corporation



     Date:  June 16, 1997                  By:  /s/ Steven K. Fitzwater
                                               ---------------------------
                                               Steven K. Fitzwater
                                               Vice President, Chief Accounting
                                               Officer and Secretary